Exhibit 10.32

LOCK-UP AGREEMENT

June [    ], 2010

Ladenburg Thalmann & Co. Inc.

520 Madison Avenue, New York

NY 10022

Ladies and Gentlemen:

In order to induce Ladenburg Thalmann & Co. Inc. (the “Ladenburg”) to act as lead placement agent of Recon Technology, Ltd, a Cayman Islands exempted company (the “Company”), with respect to a secondary offering (the “Offering”) of the Company’s units, each consisting of four Ordinary Shares and One Warrant (each, a “Unit”), the undersigned hereby agrees that until 180 days following the effectiveness date of the registration statement filed in connection with the Offering (the “Lock-up Period”), the undersigned will not, without the prior written consent of Ladenburg, directly or indirectly: (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Units, any Ordinary Shares of the Company, whether now owned or hereafter acquired and whether forming a part of or underlying the Units or otherwise (the “Ordinary Shares”) or any ordinary share purchase warrants, whether forming a part of the Units or otherwise (the “Warrants”), or any other securities convertible into or exercisable or exchangeable for Ordinary Shares (including, without limitation, Ordinary Shares or any other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, as the same may be further amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”); (ii) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to any Units, Ordinary Shares, Warrants or Beneficially Owned Shares, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of Units, Ordinary Shares, Warrants, Beneficially Owned Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares, whether or not such transaction is to be settled by delivery of Beneficially Owned Shares, other securities, cash or other consideration; or (iii) engage in any short selling of any Units, Ordinary Shares, Warrants, Beneficially Owned Shares, or securities convertible into or exercisable or exchangeable for Ordinary Shares.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-up Period, or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Ordinary Shares or Beneficially Owned Shares during the undersigned’s lifetime or on death by will or intestacy to the undersigned’s immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and a member or members of the undersigned’s immediate family, provided that the transferee thereof agrees to be bound by the restrictions set forth herein.

The undersigned hereby authorizes the Company during the Lock-up Period to cause any transfer agent for the Beneficially Owned Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Ordinary Shares, securities convertible into or exercisable or exchangeable for Ordinary Shares or Beneficially Owned Shares subject to restriction hereunder for which the undersigned is the record holder and, in the case of Ordinary Shares, securities convertible into or exercisable or exchangeable for Ordinary Shares or Beneficially Owned Shares for which the undersigned is the beneficial but not the record holder, agrees during the Lock-up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Ordinary Shares, securities convertible into or exercisable or exchangeable for Ordinary Shares or Beneficially Owned Shares subject to restriction hereunder.

The undersigned hereby represents and warrants to Ladenburg and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile or other electronic transmission shall be effective as delivery of the original hereof.